ELC

                             EDGAR LOMAX VALUE FUND




                               SEMI-ANNUAL REPORT

                              FOR THE PERIOD ENDED
                                 APRIL 30, 1999

                             EDGAR LOMAX VALUE FUND

                               Semi-Annual Report
                                 April 30, 1999


Dear fellow shareholder:

         We are pleased to bring you up-to-date on the performance and steady growth of the Edgar Lomax Value Fund as of April 30, 1999. From its "kick off" on December 12, 1997 through the end of this past April, the Fund returned an annualized 19.4% while its assets grew to $3.8 million.

         The timing of this report couldn't be better. The stock market--as represented by the S&P 500 Index--rose to record levels over the past three years, levels we argue are supported by neither the earnings nor the underlying assets of many of its companies. Further, these gains accrued predominantly to a narrow list of very-large, "growth" stocks. Our stocks and "value" stocks in general--as measured by the S&P/Barra Value Index--were tossed aside as investors feared missing out on what appeared to be easy money in this small set of favored stocks. However, we were very comfortable that investors would inevitably return to our stocks, many of which are the oldest and most experienced companies in the U.S. We firmly believed that their relative safety and bargain prices would not forever remain unappreciated. Our patience was rewarded during April.

         So much unrecognized value had built up in our portfolio that the prices of its stock holdings literally exploded during the month of April. Specifically, the Fund gained 15.1% during the month, while the S&P 500 Index gained only 3.9% and our "value" benchmark, the S&P/Barra Value Index, returned 8.6%. As a result, our return of 13.3% for the first four months of 1999 represents a clear advantage over the S&P 500's 9.0% return and the S&P/Barra Value's gain of 11.7%. While we can't make any guarantees, we hope April's shift is just a taste of things to come.

         The swing from one group of stocks to another reminds us that investing in the stock market, despite its historic climb, is not without risk. However, minimizing risk is a fundamental goal of our stock-selection strategy. First, we select stocks only from those comprising the S&P 500 Index, consequently limiting our portfolios to, for all practical purposes, the very largest publicly-owned companies. We then systematically eliminate those companies we believe have taken on too much debt. A resulting portfolio should, therefore, have a more favorable risk profile than that of the S&P 500 itself. Finally, we absolutely require that our companies pay dividends.

         We greatly appreciate the opportunity to be of service. You will continue to receive our very best efforts in the investment of your hard-earned money.

Cordially,

/s/ Randall R. Eley
Randall R. Eley

                             EDGAR LOMAX VALUE FUND


Footnotes:

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic stock market.

The S&P/Barra Value Index is an unmanaged capitalization-weighted index of stocks in the S&P 500 index with lower price-to-book ratios. The number of stocks is such that the S&P/Barra Value's total market capitalization is approximately 50% of that of the S&P 500.

The Edgar Lomax Value Fund's annual average total return from inception on December 12, 1997 through March 31, 1999 was 10.92% (after capping expenses at 1.75% of average net assets annually) compared to the S&P 500 Index's and S&P Barra Value Index's average annual total returns of 37.46% and 20.15%, respectively, for the same period.

Performance Figures of the Fund and indexes referenced represent past performance and are not indicative of future performance of the Fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for direct investment.

The Fund is distributed by First Fund Distributors,  Inc.,  Phoenix,  AZ. Member
NASD

2
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                             EDGAR LOMAX VALUE FUND


SCHEDULE OF INVESTMENTS AT APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 99.92%                                    Market Value
--------------------------------------------------------------------------------
           AEROSPACE/DEFENSE: 3.33%
  1,800    General Dynamics Corporation..........................   $   126,450
                                                                    -----------

           AUTO PARTS & EQUIPMENT: 4.82%
  3,200    The Goodyear Tire & Rubber Company....................       183,000
                                                                    -----------

           AUTOMOBILES: 4.51%
  1,925    General Motors Corporation............................       171,205
                                                                    -----------

           BANKS - MONEY CENTER: 4.44%
  1,250    J.P. Morgan & Co., Incorporated.......................       168,438
                                                                    -----------

           BANKS - MAJOR REGIONAL: 2.96%
  2,600    Wells Fargo & Company.................................       112,288
                                                                    -----------

           CHEMICALS: 9.81%
  2,500    E. I. du Pont de Nemours and Company..................       176,563
  1,125    The Dow Chemical Company..............................       147,586
    925    Union Carbide Corporation.............................        47,984
                                                                    -----------
                                                                        372,133
                                                                    -----------
           CHEMICALS - SPECIALTY: 2.39%
  2,300    International Flavors & Fragrances, Inc...............        90,850
                                                                    -----------

           COMMUNICATIONS EQUIPMENT: 2.50%
  2,750    Harris Corporation....................................        95,047
                                                                    -----------

           ELECTRIC COMPANIES: 5.00%
  2,275    American Electric Power Company, Inc..................        94,270
  3,525    The Southern Company..................................        95,395
                                                                    -----------
                                                                        189,665
                                                                    -----------
           ELECTRICAL EQUIPMENT: 3.43%
  1,375    Honeywell, Inc........................................       130,281
                                                                    -----------

                                                                               3
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                             EDGAR LOMAX VALUE FUND


SCHEDULE OF INVESTMENTS AT APRIL 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
           ENGINEERING AND CONSTRUCTION: 2.07%
  2,350    Fluor Corporation.....................................   $    78,431
                                                                    -----------

           FINANCIAL - DIVERSIFIED: 7.61%
  1,000    American Express Company..............................       130,688
  2,100    Citigroup Inc.........................................       158,025
                                                                    -----------
                                                                        288,713
                                                                    -----------
           INSURANCE - MULTI-LINE: 6.00%
  1,325    CIGNA Corporation.....................................       115,523
  1,900    The Hartford Financial Services Group, Inc............       111,981
                                                                    -----------
                                                                        227,504
                                                                    -----------
           LEISURE TIME - PRODUCTS: 2.66%
  4,200    Brunswick Corporation.................................       100,800
                                                                    -----------

           MACHINERY - DIVERSIFIED: 4.41%
  2,600    Caterpillar Inc.......................................       167,375
                                                                    -----------

           MANUFACTURING - DIVERSIFIED: 5.51%
  2,350    Minnesota Mining and Manufacturing Company............       209,150
                                                                    -----------

           OIL - DOMESTIC INTEGRATED: 3.65%
  1,650    Atlantic Richfield Company............................       138,497
                                                                    -----------

           OIL - INTERNATIONAL INTEGRATED: 5.85%
  1,100    Chevron Corporation...................................       109,725
  1,350    Exxon Corporation.....................................       112,134
                                                                    -----------
                                                                        221,859
                                                                    -----------
           PHOTOGRAPHY/IMAGING: 2.50%
  1,275    Eastman Kodak Company.................................        95,147
                                                                    -----------

           RAILROADS: 2.76%
  3,200    Norfolk Southern Corporation..........................       104,600
                                                                    -----------

           RETAIL - SPECIALTY/APPAREL: 4.09%
  3,550    The Limited, Inc......................................       155,313
                                                                    -----------

4
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                             EDGAR LOMAX VALUE FUND


SCHEDULE OF INVESTMENTS AT APRIL 30, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISE: 3.76%
  3,100    Sears, Roebuck and Co.................................   $   142,600
                                                                    -----------

           TELEPHONE: 3.04%
  2,000    Bell Atlantic Corporation.............................       115,250
                                                                    -----------

           TOBACCO: 2.82%
  3,050    Philip Morris Companies Inc...........................       106,940
                                                                    -----------

           Total common stocks (cost $3,261,382).................     3,791,536
                                                                    -----------

Principal
  Amount   SHORT-TERM INVESTMENTS: 0.24%
--------------------------------------------------------------------------------
 $8,907    Star Treasury Fund 4.84%..............................         8,907
                                                                    -----------

           Total Investments in Securities (cost $3,150,561):
             100.16%.............................................     3,800,443
           Liabilities in excess of other assets: (0.16)%........        (5,983)
                                                                    -----------
           TOTAL NET ASSETS: 100.00% ............................   $ 3,794,460
                                                                    ===========

See accompanying Notes to Financial Statements.

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                             EDGAR LOMAX VALUE FUND


STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (identified cost
        of $3,270,289)...........................................   $ 3,800,443

      Receivables
            Due from Advisor.....................................         3,258
            Dividends and interest...............................         3,873
      Prepaid expenses ..........................................         3,388
                                                                    -----------
                  Total assets...................................     3,810,962
                                                                    -----------
LIABILITIES
      Payables
            Administration fees..................................         2,466
      Accrued expenses...........................................        14,036
                                                                    -----------
                  Total liabilities..............................        16,502
                                                                    -----------
NET ASSETS  .....................................................   $ 3,794,460
                                                                    ===========


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($3,794,460/300,401 shares outstanding;
      unlimited number of shares authorized, par value $0.01)....   $     12.63
                                                                    ===========

COMPONENTS OF NET ASSETS
      Paid-in capital............................................   $ 3,041,358
      Net investment income in excess of dividends...............        12,760
      Accumulated net realized gain on investments...............       210,188
      Net unrealized appreciation on investments ................       530,154
                                                                    -----------
            Net assets...........................................   $ 3,794,460
                                                                    ===========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND


STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Dividends............................................   $    45,568
            Interest.............................................           646
                                                                    -----------
                  Total income...................................        46,214
                                                                    -----------
      Expenses
            Advisory fees (Note 3)...............................        16,956
            Administration fees (Note 3).........................        14,876
            Professional fees....................................         8,927
            Fund accounting fees.................................         8,023
            Transfer agent fees..................................         6,447
            Reports to shareholders..............................         3,472
            Custody fees.........................................         3,281
            Trustee fees.........................................         1,893
            Other ...............................................         1,445
            Registration fees....................................         1,111
            Insurance expense....................................         1,015
                                                                    -----------
                  Total expenses.................................        67,446
                  Less, advisory fee waiver and absorption
                  (Note 3).......................................       (37,772)
                                                                    -----------
                  Net expenses...................................        29,674
                                                                    -----------
                      Net investment income......................        16,540
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions...............       211,499
      Net change in unrealized appreciation on investments.......       362,608
                                                                    -----------
            Net realized and unrealized gain on investments......       574,107
                                                                    -----------
                      Net Increase in Net Assets Resulting from
                        Operations...............................   $   590,647
                                                                    ===========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND


STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                                    Six Months     December 12, 1997*
                                                      Ended             through
                                                  April 30, 1999#   October 31, 1998
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS
   Net investment income ........................   $    16,540       $    19,206
   Net realized gain on security transactions ...       211,499            11,374
   Net change in unrealized appreciation
     on investments .............................       362,608           167,546
                                                    -----------       -----------
       Net increase in net assets resulting
         from operations ........................       590,647           198,126
                                                    -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...................       (21,112)           (1,875)
   From net realized gains ......................       (12,684)               --
                                                    -----------       -----------
       Total dividends and distibution to
         shareholders ...........................       (33,796)           (1,875)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a) .......       (56,225)        3,097,583
                                                    -----------       -----------
   Total increase in net assets .................       500,626         3,293,834

NET ASSETS
Beginning of period .............................     3,293,834                 0
                                                    -----------       -----------
End of period ...................................   $ 3,794,460       $ 3,293,834
                                                    ===========       ===========

(a) A summary of capital shares transactions is as follows:

                                 Six Months            December 12, 1997*
                                   Ended                    through
                               April 30, 1999#          October 31, 1998
                        --------------------------------------------------------
                         Shares   Paid in Capital     Shares    Paid in Capital
                        --------------------------------------------------------
Shares sold .........     7,352    $   81,411         334,640     $ 3,410,803
Shares issued on
 reinvestments of
 distributions              782         8,441             185           1,875
Shares redeemed .....   (13,089)     (146,077)        (29,369)       (315,095)
                        -------    ----------         -------     -----------
Net increase ........    (4,955)   $  (56,225)        305,456     $ 3,097,583
                        =======    ==========         =======     ===========

* Commencement of operations.
# Unaudited.

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------
                                                         Six Months     December 12, 1997*
                                                           Ended            through
                                                       April 30, 1999#   October 31, 1998
-----------------------------------------------------------------------------------------
Net asset value, beginning of period ................     $   10.78         $   10.00
                                                          ---------         ---------
Income from investment operations:
      Net investment income .........................          0.07              0.07
      Net realized and unrealized gain on investments          1.89              0.72
                                                          ---------         ---------
Total from investment operations ....................          1.96              0.79
                                                          ---------         ---------

Less distributions:
      From net investment income ....................         (0.07)            (0.01)
      From net realized gains .......................         (0.04)               --
                                                          ---------         ---------

Total distributions .................................         (0.11)            (0.01)

Net asset value, end of period ......................     $   12.63         $   10.78
                                                          =========         =========

Total return ........................................         18.36%++           7.89%++

Ratios/supplemental data:
Net assets, end of period (thousands) ...............     $   3,794         $   3,294

Ratio of expenses to average net assets:
      Before expense reimbursement ..................          3.97%+            4.67%+
      After expense reimbursement ...................          1.75%+            1.75%+

Ratio of net investment income to average net assets:
      After expense reimbursement ...................          0.97%+            0.81%+

Portfolio turnover rate .............................         42.87%            32.71%

* Commencement of operations.

++ Annualized.

+ Not annualized.

# Unaudited.

                             EDGAR LOMAX VALUE FUND


NOTES TO FINANCIAL STATEMENTS AT APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Edgar Lomax Value Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 12, 1997. The investment objective of the Fund is to seek growth of capital, with a secondary objective of providing income. The Fund seeks to achieve its objective by investing primarily in equity securities that it believes are undervalued, reasonably priced and have prospects for continued consistent growth.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION: The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

      B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

      D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the period ended April 30, 1999, The Edgar Lomax Company (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended April 30, 1999, the Fund incurred $16,956 in Advisory Fees.

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended April 30, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $37,772; no amounts were reimbursed to the Advisor.

      Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

      For the period ended April 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,454,012 and $1,494,156, respectively.

                                     ADVISOR
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150
                            www.edgarlomax.cihost.com

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003

                                    AUDITORS
                             McGladrey & Pullen LLP
                           555 Fifth Avenue, 8th Floor
                             New York, NY 10017-2416

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104